As filed with the Securities and Exchange Commission on March 28, 2001
                              Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933



                                 BE INCORPORATED
             (Exact name of registrant as specified in its charter)

                               Delaware 94-3123667
          (State of Incorporation) (I.R.S. Employer Identification No.

                               800 El Camino Real
                                    Suite 400
                              Menlo Park, CA 94025
                                 (650) 462-4100
                    (Address of principal executive offices)



                           1999 Equity Incentive Plan
                            (Full title of the plan)


                              Jean-Louis F. Gassee
                       President, Chief Executive Officer
                                 Be Incorporated
                               800 El Camino Real
                                    Suite 400
                              Menlo Park, CA 94025
                                 (650) 462-4100
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


                                   Copies to:
                           Vincent P. Pangrazio, Esq.
                             Frank F. Rahmani, Esq.
                               COOLEY GODWARD LLP
                               3000 El Camino Real
                            Palo Alto, CA 94306-2155
                                 (650) 843-5000





                                                    CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------------
                                                        Proposed Maximum           Proposed Maximum
   Title of Securities                                      Offering                  Aggregate                 Amount of
   to be Registered       Amount to be Registered      Price per Share (1)         Offering Price (1)        Registration Fee
------------------------------------------------------------------------------------------------------------------------------
                              2,108,580 shares              $1.50                  $3,162,870                  $790.72
 Stock Options and Common
 Stock (par value $.001)
-------------------------------------------------------------------------------------------------------------------------------

----------------
(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on March 23, 2001 as reported on the Nasdaq National Market.

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                REGISTRATION STATEMENT ON FORM S-8 NO. 333-85411


         The contents of Registration Statement on Form S-8 No. 333-85411 filed with the Securities and Exchange Commission on August 17, 1999 are incorporated by reference herein.


                                    EXHIBITS

Exhibit
Number
------
3.1*           Amended and Restated Certificate of Incorporation of the
               Registrant
3.2*           Bylaws of the Registrant
4.1*           Form of Common Stock Certificate
5.1            Opinion of Cooley Godward LLP
23.1           Consent of PricewaterhouseCoopers LLP, independent auditors
23.2           Consent of Cooley Godward (contained in Exhibit 5.1 to this
               Registration Statement)
24.1           Power of Attorney (contained on the signature page)
99.1*          1999 Equity Incentive Plan

* Incorporated by reference from the Registrant's Registration Statement on Form
S-1, as amended (File No.  333-77855),  filed with the  Securities  and Exchange
Commission.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Menlo Park, State of California, on March 28, 2001.

                                 Be Incorporated

                                 By:/s/ JEAN-LOUIS F. GASSEE
                                 Jean-Louis F. Gassee
                                 President, Chief Executive Officer and Director




                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jean-Louis F. Gassee and P.C. Berndt, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                                 Title                                         Date
/s/ JEAN-LOUIS F. GASSEE                                  President, Chief Executive Officer and        March 28, 2001
Jean-Louis F. Gassee                                      Director (Principal Executive Officer)

/s/ P.C. BERNDT                                           Vice President and Chief Financial            March 28, 2001
P.C. Berndt                                               Officer (Principal Financial Officer)

/s/ STEVE SAKOMAN                                         Director and Chief Operating Officer          March 28, 2001
Steve Sakoman

/s/ BARRY M. WEINMAN                                      Director                                      March 28, 2001
Barry M. Weinman

/s/ GARRETT P. GRUENER                                    Director                                      March 28, 2001
Garrett P. Gruener

/s/ STEWART ALSOP                                         Director                                      March 28, 2001
Stewart Alsop

/s/ WILLIAM F. ZUENDT                                     Director                                      March 28, 2001
William F. Zuendt

/s/ ANDREI MANOLIU                                        Director                                      March 28, 2001
Andrei Manoliu


                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number        Description
------        -----------
3.1*          Amended and Restated Certificate of Incorporation of the
              Registrant
3.2*          Bylaws of the Registrant
4.1*          Form of Common Stock Certificate
5.1           Opinion of Cooley Godward LLP
23.1          Consent of PricewaterhouseCoopers LLP, independent auditors
23.2          Consent of Cooley Godward (contained in Exhibit 5.1 to this
              Registration Statement)
24.1          Power of Attorney (contained on the signature page)
99.1*         1999 Equity Incentive Plan

